SECURITIES AND EXCHANGE COMMISSION


                    WASHINGTON, DC  20549


                          FORM 8-K


                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):


                      October 30, 1995


                  ALPHA 1 BIOMEDICALS, INC.


   (Exact name of registrant as specified in its charter)


      DELAWARE            0-15070                 52-1253406
  (State or other     (Commission File          (IRS Employer
  jurisdiction of         Number)            Identification No.)
   incorporation)


                    Two Democracy Center
                    6903 Rockledge Drive
                         Suite 1200
                     Bethesda, MD  20817
(Address, including Zip Code, of principal executive offices)

     Registrant's telephone number, including area code:
                       (301) 564-4400

Item 2.   Acquisition or Disposition of Assets

On October 30, 1995, Alpha 1 Biomedicals, Inc. (the "Company") completed the sale of its 50% interest in Viral Technologies, Inc. ("VTI") to CEL-SCI Corporation ("CEL-SCI") in exchange for 159,170 shares of common stock of CEL-SCI having a market value on the date of closing of approximately $650,000. Prior to the transaction, the Company and CEL-SCI each owned a 50% interest in VTI, a joint venture established by the companies in 1986 to develop certain discoveries made by the Company relating to the possible prevention, diagnosis or treatment of AIDS. Upon the completion of the sale, Allan
L. Goldstein, the Chairman of the Company and Michael Berman, the Company's President and Chief Executive Officer, each resigned as a director of VTI.

Item 7.   Financial Statements and Exhibits

     (a)  Not applicable.

     (b) Pro forma financial information is intended to provide information about the continuing impact of a particular transaction by showing how it might have affected historical financial statements if the transaction had been consummated at an earlier time. Prior to the disposition discussed in Item 2 above, the Company's ownership interest in VTI did not have a material effect on the Company's previously filed historical balance sheets or income statements. More specifically, the net book value of the Company's investment in VTI at the time of disposition, and at both December 31, 1994 and June 30, 1995, was zero. Accordingly, the pro forma effects of the disposition on the Company's previously filed historical balance sheet at June 30, 1995, and statements of operations for the year ended December 31, 1994 and for the six months ended June 30, 1995, are not significant.

     (c)  Exhibits

     1.   Termination Agreement, dated as of
          September 19, 1995, among Alpha 1
          Biomedicals, Inc., CEL-SCI Corporation, and
          Viral Technologies, Inc.

     2. Amendment to Termination Agreement, dated as of October 30, 1995, among Alpha 1 Biomedicals, Inc.,
          CEL-SCI Corporation, and Viral Technologies, Inc.


                         SIGNATURES

       Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 13, 1995           ALPHA 1 BIOMEDICALS, INC.




                            By:     /s/ R.J. Lanham
                                    R.J. Lanham
                                    Vice President and
                                    Chief Financial Officer


                                                    Exhibit 1
                    TERMINATION AGREEMENT

          This TERMINATION AGREEMENT, dated as of September 19, 1995, is entered into by an among ALPHA 1 BIOMEDICALS, INC., a Delaware corporation ("ALPHA"), CEL-SCI CORPORATION, a Colorado corporation ("CEL-SCI"), and VIRAL TECHNOLOGIES, INC., a Delaware corporation ("VTI").

                         WITNESSETH

          WHEREAS, pursuant to an agreement, dated May 19, 1986 (the "Joint Venture Agreement"), ALPHA and CEL-SCI (formerly, Interleukin 2, Inc.) entered into a joint venture for the commercial development of a certain technology that each conveyed to VTI, a corporation in which each of ALPHA and CEL-SCI owns 50% of the outstanding shares of common stock (the "Joint Venture"); and

          WHEREAS, ALPHA and CEL-SCI wish to terminate the Joint Venture, and in connection therewith ALPHA wishes to convey to CEL-SCI, and CEL-SCI wishes to acquire from ALPHA, ALPHA's entire right, title and interest in and to the Joint Venture, in exchange for the agreements and covenants of CEL-SCI described herein.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                          ARTICLE I

                   TERMINATION AND RELEASE


     1.1 Termination of Joint Venture. Effective as of the Closing (as hereafter defined), (i) the Joint Venture is hereby terminated without any further liability or obligation of either party to the Joint Venture to the other, except as expressly set forth in this Agreement, and (ii) the Joint Venture Agreement is hereby terminated and shall be of no further force or effect, except that the provisions of
Section 4 of the Joint Venture Agreement shall survive and remain in full force and effect for a period of five years from the date of this Agreement.

     1.2 Release of ALPHA. Except as otherwise expressly provided in this Agreement, effective as of the Closing, each of CEL-SCI and VTI hereby releases and discharges ALPHA, and its directors, officers, employees, affiliates, attorneys and agents, of and from any and all past, present and future obligations, liabilities, claims and demands of any kind or nature, whether known or unknown, under the Joint Venture Agreement or otherwise, arising out of or relating to the dealings between or among the parties hereto or any of their directors, officers, employees, affiliates, attorneys or agents with respect to the Joint Venture.

     1.3 Release of CEL-SCI and VTI. Except as otherwise expressly provided in this Agreement, effective as of the Closing, ALPHA hereby releases and discharges each of CEL-SCI and VTI, and their directors, officers, employees, affiliates, attorneys and agents, of and from any and all past, present and future obligations, liabilities, claims and demands of any kind or nature, whether known or unknown, under the Joint Venture Agreement or otherwise, arising out of or relating to the dealing between or among the parties hereto or any of their director, officers, employees, affiliates, attorneys or agents with respect to the Joint Venture.


                         ARTICLE II

               CONVEYANCE OF ALPHA INTEREST IN
                        JOINT VENTURE


     2.1 ALPHA Conveyance. ALPHA hereby agrees, subject to the terms and conditions of this Agreement, to sell, transfer, convey, assign and deliver at the Closing (i) the 100 shares (the "Existing Shares") of Class B Common Stock, par value $0.01 per share, of VTI (the "VTI Class B Common Stock") currently owned by Alpha 1 and (ii) any Additional Shares (as hereinafter defined) issued pursuant to Section 2.7, which together shall represent all of the issued and outstanding shares of VTI Class B Common Stock as of the Closing Date (as hereinafter defined). The Existing Shares and the Additional Shares are herein collectively referred to as the "VTI Shares."

     2.2 Consideration. In consideration for the sale, transfer, conveyance, assignment and delivery by ALPHA to CEL-SCI of the VTI Shares, CEL-SCI agrees to issue and deliver to ALPHA a duly executed certificate (or certificates in such determinations as ALPHA shall specify) for 159,170 shares (the "CEL-SCI Shares") of common stock, par value $.001 per share, of CEL-SCI (the "CEL-SCI Common Stock"). Such number of CEL-SCI Shares has been calculated by dividing $750,000 by the average closing price of the CEL-SCI Common Stock, as report by the NASDAQ Stock Market, over the five trading days immediately preceding the date hereof (the "Determination Price"). The CEL-SCI Shares shall be entitled to certain contingent registration rights as more fully set forth in Article IV.

     2.3 Registration of the CEL-SCI Shares. CEL-SCI hereby covenants and agrees that promptly following the date hereof it will (i) file a registration statement on the appropriate registration form (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), registering the CEL-SCI Shares for sale to ALPHA and use its best efforts to cause such registration statement to be declared effective as promptly as practical after such filing, (ii) unless an exemption is available, use its best efforts to register or otherwise qualify the CEL-SCI Shares for sale to ALPHA under the securities laws of the State of Maryland and (iii) to use its best efforts to list the CEL-SCI Shares on the NASDAQ Stock Market upon official notice of issuance (or, if CEL-SCI does not so qualify, on the NASDAQ Small-Cap Market). All costs and expenses in connection with the actions contemplated by this Section 2.3 shall be borne by CEL-SCI.

     2.4 Closing. The closing for the delivery of the certificate(s) for the VTI Shares to VTI and the delivery of the certificate(s) for the CEL-SCI Shares to ALPHA (the "Closing") shall occur at such location as the parties hereto shall mutually agree on the fifth business day following the date on which the last of the conditions set forth in Article III has been satisfied or waived (the "Closing Date").

     2.5 Restrictions on Resale of CEL-SCI Shares. ALPHA hereby agrees, whether the CEL-SCI Shares are sold pursuant to a registration statement or pursuant to an exemption from registration, that it will not resell the CEL-SCI Shares by means of a public sale or distribution, through a broker-dealer or otherwise, at a rate in excess of 10,000 shares per week. This restriction shall not apply to any private transaction if the purchaser of such CEL-SCI Shares from ALPHA agrees in writing with CEL-SCI that the public sale or distribution of the CEL-SCI Shares by all persons holding such shares will not in the aggregate exceed 10,000 shares per week.

     2.6 Right of CEL-SCI to Repurchase the CEL-SCI Shares. At any time after the date hereof, CEL-SCI shall be entitled to repurchase from ALPHA all (but not less than all) of the CEL-SCI Shares then owned by ALPHA, upon written notice given to ALPHA (the "Repurchase Notice"). The purchase price per share shall be equal to the sum of (i) the Determination Price and (ii) 50% of the amount, if any, by which the average closing price of the CEL-SCI Common Stock, as reported by the NASDAQ Stock Market, over the ten trading days immediately preceding the date on which ALPHA actually receives the Repurchase Notice, exceeds the Determination Price. The closing of the repurchase of the CEL-SCI Shares shall occur at such place and at such time, within five business days of the receipt by ALPHA of the Repurchase Notice, as the parties shall mutually agree.

     2.7 Conversion of Certain Obligations into Equity. The parties hereby agree that immediately prior to the Closing, pursuant to mutually satisfactory documentation, the then-outstanding indebtedness of VTI to ALPHA, if any, shall be converted to equity. Such conversion shall be effected by means of (i) a contribution by ALPHA to the capital of VTI,
(ii) the issuance to ALPHA of additional shares of VTI Class B Common Stock ("Additional Shares") in exchange for the cancellation of such indebtedness, or (iii) any other method to which the parties shall mutually agree.

                         ARTICLE III

                    CONDITIONS TO CLOSING

     3.1 Conditions to the Obligations of CEL-SCI and ALPHA. The respective obligations of CEL-SCI and ALPHA to effect the purchase and sale of the VTI Shares shall be subject to the satisfaction on or prior to the Closing Date of the following conditions:

          (a) The Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been issued and remain in effect. Unless an exemption is available, the CEL-SCI Shares shall be registered or otherwise qualified for sale to ALPHA under the securities laws of the State of Maryland.

          (b)  No Legal Impediments.  No temporary
restraining order or preliminary or permanent injunction or other order by any federal or state court preventing consummation of the purchase and sale of the VTI Shares shall have been issued and be continuing in effect, and the purchase and sale of the VTI Shares and the other transactions contemplated hereby shall not be prohibited under any applicable federal or state law or regulation.

     3.2 Conditions to the Obligation of ALPHA. The obligation of ALPHA to effect the sale of the VTI Shares shall be further subject to the satisfaction, on or prior to the Closing Date of the following conditions:

          (a)  CEL-SCI shall have complied with its
agreements and covenants contained in or contemplated by this Agreement that are required to be performed by it at or prior to the Closing.

          (b) The representations and warranties of CEL-SCI and VTI set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made on and as of the Closing Date.

     3.3 Conditions to the Obligation of CEL-SCI. The obligation of CEL-SCI to purchase the VTI Shares shall be further subject to the satisfaction, on or before the Closing
Date, of the following conditions:

          (a) ALPHA shall have performed in its agreements and covenants contained in or contemplated by this Agreement that are required to be performed by it at or prior to the Closing.

          (b) The representations and warranties of ALPHA set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing
Date as if made on and as of the Closing Date.

          (c) Dr. Allan Goldstein shall have entered into an agreement with VTI substantially in the form attached hereto as Exhibit A.

                         ARTICLE IV

                     REGISTRATION RIGHTS

     4.1 Demand Registration Rights. If in the opinion of counsel to ALPHA (delivered in writing to CEL-SCI), ALPHA would be deemed an "underwriter" within the meaning of the 1933 Act of the CEL-SCI Shares, even though such shares were registered under the 1933 Act for sale to ALPHA, ALPHA shall be entitled to request that CEL-SCI effect a registration of the CEL-SCI Shares for resale by ALPHA. Upon the receipt of such a written request, CEL-SCI shall within 30 days thereafter file a registration statement on the appropriate form with the SEC covering the CEL-SCI Shares and shall use its best efforts to cause such registration to be declared effective. Upon such registration statement becoming effective, CEL-SCI shall take all such actions as are required to keep the registration statement effective for a period of 180 days or until ALPHA has completed the distribution described in the registration statement, whichever occurs sooner.

     4.2 Registration Procedures. In the case of a registration to be effected by the CEL-SCI pursuant to
Section 4.1, CEL-SCI shall:

          (a)  keep ALPHA advised of all material
developments pertaining to such registration and shall furnish to ALPHA copies of all correspondence between CEL-SCI or any of its attorneys or accountants and the SEC or any state securities regulatory authorities pertaining to such registration;

          (b) prepare and file with the SEC such amendments and supplements to the registration statement and the prospectus used in connection with such registration as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of the CEL-SCI Shares covered by such registration statement;

          (c) furnish to ALPHA such number of copies of the registration statement, each prospectus and any related documents, including any amendment thereof or supplement thereto, as ALPHA from time to time may reasonably require to effect the sale of the CEL-SCI Shares;

          (d) notify ALPHA at any time when a prospectus is required to be delivered under the 1933 Act of the occurrence of any event that causes the then-current prospectus to contain an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and at the request of ALPHA prepare and furnish to ALPHA a reasonable number of copies of any amendment or supplement to such prospectus as may be necessary so that such prospectus, as thereafter delivered to any purchaser of the CEL-SCI Shares, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (e) use its best efforts to register or qualify the CEL-SCI Shares for sale under the securities or Blue Sky laws of each jurisdiction that ALPHA shall reasonably request; and

          (f)  use its best efforts to cause the CEL-SCI
Shares to remain qualified for trading on NASDAQ or to be listed on any national securities exchange on which the common stock of CEL-SCI is then listed.

     4.3 Expenses. All of the expenses incurred in the registration of the CEL-SCI Shares under this Article IV (other than as provided in Section 4.4), including all registration fees and the fees and disbursements of counsel and accountants, shall be borne by CEL-SCI, except that ALPHA shall be responsible for (i) the fees and disbursements of any separate counsel or accountants retained by ALPHA and
(ii) any underwriting discounts or sales commissions incurred in the sale of the CEL-SCI Shares.

     4.4  Indemnification.

          (a) CEL-SCI shall indemnify and hold harmless ALPHA, each of ALPHA's directors, officers, employees, attorneys and agents, and each person who controls ALPHA within the meaning of Section 15 of the 1933 Act, from and against any and all claims, losses, damages, liabilities and expenses, whether joint or several, and any and all actions, suits, proceedings and investigations in respect thereof, including the reimbursement of the costs and expenses (including reasonable counsel fees), as they are incurred, of investigating any claim or preparing for or defending any such action, suit, proceeding or investigation, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or other document that is filed or distributed in accordance with this Article IV or
Section 2.3, and any amendments or supplements thereto, including any registration statements, prospectuses or documents filed or distributed in connection with applicable state securities and Blue Sky laws, (ii) the omission or the alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the violation by CEL-SCI, in connection with actions taken under this Article IV or Section 2.3, of any federal or state securities or Blue Sky law; provided that (with respect to subsections (i) and (ii) above) CEL-SCI will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement included in any such document, or any omission therefrom, in reliance upon and in conformity with written information furnished to CEL-SCI by ALPHA and stated to be specifically for use therein. The obligations of CEL-SCI under this paragraph (a) shall not apply to amounts paid in settlement of any claims, losses, damages or liabilities (or actions is in respect thereof) if such settlement is effected without the written consent of CEL-SCI (which consent has not been unreasonably withheld).

          (b)  ALPHA shall indemnify and hold harmless
CEL-SCI, each of CEL-SCI's directors, officers, employees, attorneys and agents, and each person who controls CEL-SCI within the meaning of Section 15 of the 1933 Act, from and against any and all claims, losses, damages, liabilities and expenses, whether joint or several, and any and all actions, suits, proceedings and investigations in respect thereof, including the reimbursement of the costs and expenses (including reasonable counsel fees), as they are incurred, of investigating any claim and preparing for or defending any such action, suit, proceeding or investigation, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or other document that is filed or distributed in accordance with this Article IV or
Section 2.3, and any amendments or supplements thereto, including any registration statements, prospectuses or documents filed or distributed in connection with applicable state securities and Blue Sky laws, (ii) the omission or the alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the violation by ALPHA, in connection with actions taken under this Article IV or Section 2.3, of any federal or state securities or Blue Sky law, but (with respect to subsections (i) and (ii) above) only to the extent that such untrue statement contained in, or such omission from, any such document is made in reliance upon and in conformity with written information furnished to CEL-SCI by ALPHA and stated to be specifically for use therein. The obligations of ALPHA under this paragraph (b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the written consent of ALPHA (which consent shall not be unreasonably withheld). In no event shall any indemnity under this paragraph (b) exceed the gross proceeds realized by ALPHA from the sale of the CEL-SCI Shares.

          (c) Each party entitled to indemnification under this Section 4.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party acquires actual knowledge of any claim as to which indemnity may be sought. Upon receipt of such notice, the Indemnifying Party may (but is not required to) assume the defense of such claim and any litigation resulting therefrom, with counsel ap proved by the Indemnified Party (such approval not to be unreasonably withheld), and the Indemnified Party shall have the right to retain counsel of its own choice to participate in such defense at its own expense. The failure of any In demnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 4.4 to the extent such failure is not materially prejudicial to the Indemnifying Party. If in connection with any claim (i) the Indemnifying Party fails to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party or (ii) the Indemnified Party shall be advised by counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the Indemnifying Party, the Indemnified Party by notice in writing to the Indemnifying Party may assume the defense of such claim, with counsel of its choice, at the expense of the Indemnifying Party.

          (d) No Indemnifying Party in the defense of any claim or litigation shall, except with the written consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (e) Each Indemnified Party shall cooperate with and shall furnish to the Indemnifying Party such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim or the litigation resulting therefrom.

          (f)  If the indemnification provided for in this
Section 4.4 is held by a court of competent jurisdiction to be unenforceable with respect to any claim, loss, damage, liability or expense, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements, omissions or violations that resulted in such claim, loss, damage, liability or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or violation.

     4.5. Limitations on Grant Registration Rights. From and after the date of this Agreement until 180 day after the Closing Date, CEL-SCI shall not, without the prior written consent of ALPHA, enter into any agreement with any holder or prospective holder of any securities of CEL-SCI granting to such holder or prospective holder any registration rights that have priority over the registration rights granted to ALPHA under this Article IV.

     4.7 Rule 144 Reporting. In order to enable ALPHA to sell, if necessary, any of the CEL-SCI Shares to the public without registration in reliance on Rule 144 under the 1933 Act, CEL-SCI agrees to file with the SEC in a timely manner all reports and other documents required to be filed by CEL-SCI under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

                          ARTICLE V

               REPRESENTATIONS AND WARRANTIES


     5.1 Representations and Warranties of ALPHA. ALPHA represents and warrants to CEL-SCI that:
          (a) It is duly a corporation organized and validly existing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

          (b) The execution, delivery and performance of this Agreement by ALPHA has been duly authorized by all necessary corporate action.

          (c) This Agreement has been duly and validly executed and delivered by ALPHA and constitutes a valid, legal and binding obligation of ALPHA that is enforceable against ALPHA in accordance with its terms.

          (d) The execution and delivery of this Agreement by ALPHA and the consummation by ALPHA of the transactions contemplated hereby do not and will not conflict with, result in the breach of, constitute a default under or violate (i) the Certificate of Incorporation or Bylaws of ALPHA, (ii) any statute, law, rule, regulation, judgment, decree, order, injunction, permit or license of any jurisdiction, court or governmental or regulatory body binding on ALPHA or its property or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or any other instrument, obligation or agreement of any kind to which ALPHA is a party or by which its property or assets are bound.

          (e) ALPHA has valid title to the Existing Shares and, upon issuance, will have valid title to the Additional Shares, if any, in each case free and clear of any pledges, liens, security interests, options, restrictions on transfer or other encumbrances other than as may result from the actions or inactions of CEL-SCI or VTI.


     5.2 Representations and Warranties of CEL-SCI. CEL-SCI represents and warrants to ALPHA that:

          (a) It is a corporation duly organized and validly existing under the laws of the State of Colorado and has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

          (b) The execution, delivery and performance of this Agreement by CEL-SCI has been duly authorized by all necessary corporate action.

          (c) This Agreement has been duly and validly executed and delivered by CEL-SCI and constitutes a valid, legal and binding obligation of CEL-SCI that is enforceable against CEL-SCI in accordance with its terms.

          (d) The execution and delivery of this Agreement by CEL-SCI and the consummation by CEL-SCI of the transactions contemplated hereby do not and will not conflict with, result in the breach of, constitute a default under or violate (i) the Certificate of Incorporation or Bylaws of CEL-SCI, (ii) any statute, law, rule, regulation, judgment, decree, order, injunction, permit or license of any jurisdiction, court or governmental or regulatory body binding on CEL-SCI or its property or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or any other instrument, obligation or agreement of any kind to which CEL-SCI is a party or by which its property or assets are bound.

          (e) The CEL-SCI Shares have be duly authorized and, upon issuance and delivery pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

     5.3 Representations and Warranties of VTI. VTI represents and warrants to ALPHA that:

          (a) It is a corporation duly organized and validly existing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

          (b) The execution, delivery and performance of this Agreement by VTI has been duly authorized by all necessary corporate action.

          (c) This Agreement has been duly and validly executed and delivered by VTI and constitutes a valid, legal and binding obligation of VTI that is enforceable against VTI in accordance with its terms.

          (d) The execution and delivery of this Agreement by VTI and the consummation by VTI of the transactions contemplated hereby do not and will not conflict with, result in the breach of, constitute a default under or violate (i) the Certificate of Incorporation or Bylaws of VTI, (ii) any statute, law, rule, regulation, judgment, decree, order, injunction, permit or license of any jurisdiction, court or governmental or regulatory body binding on VTI or its property or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or any other instrument, obligation or agreement of any kind to which VTI is a party or by which its property or assets are bound.

          (e) Any Additional Shares issued to ALPHA pursuant to Section 2.7, upon issuance, will be duly authorized, validity issued, fully paid and nonassessable, and free and clear of any pledges, liens, security interests, options, restrictions on transfer or other encumbrances resulting from any action or inaction of CEL-SCI or VTI.


                         ARTICLE VI

                  MISCELLANEOUS PROVISIONS

     6.1 Cooperation Pertaining to Certain VTI Patents and Patent Applications. ALPHA agrees to use its best efforts to cause Dr. Allan Goldstein, its Chairman and a co-inventor of U.S. Patent No. 4,983,387 (the "HIV Patent"), to perform any and all lawful acts, in his capacity as a co-inventor, that in the reasonable judgment of VTI are necessary or desirable to secure or maintain for the benefit of VTI the HIV Patent and any corresponding foreign patents. VTI shall reimburse Dr. Goldstein for all expenses reasonably incurred in performing such acts and shall compensate Dr. Goldstein for all time expended at an hourly rate typically charged by Dr. Goldstein for consulting services. The obligations imposed by this Section 6.1 shall survive the termination of this Agreement.

     6.2 Notices. All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered by hand or by overnight carrier, (ii) when delivered by registered or certified mail, postage prepaid, return receipt requested, or (iii) upon confirmation of receipt by facsimile transmission, addressed as follows:

     To ALPHA:

          Alpha 1 Biomedicals, Inc.
          Two Democracy Center
          6903 Rockledge Drive
          Suite 1200
          Bethesda, MD  20817

          Attention:  Michael Berman
                      President

          FAX: (301) 564-4424

          with a copy to:

          Covington & Burling
          1201 Pennsylvania Avenue, NW
          Washington, DC 20004

          Attention:  D. Michael Lefever

          FAX:  (202) 662-6291

     To CEL-SCI:

          Cel-Sci Corporation
          Suite 510
          66 Canal Center Plaza
          Alexandria, VA  22314

          Attention:  Maximilian de Clara
                      President

          FAX:  (703) 549-6269


          with copy to:

          Hart & Trinen
          1624 Washington Street
          Denver, CO  80203

          Attention:  William Hart

          FAX:    (303) 839-5414

     To VTI:

          Viral Technologies, Inc.
          Suite 510
          66 Canal Center Plaza
          Alexandria, VA  22314

          Attention:  Geert Kersten
                      President

          FAX: (703) 549-6269



Any party may change its address for the receipt of communications by notice to the other parties given in the manner specified in this Section 6.2.

     6.3 Waivers. No waiver of any provision of this Agreement or of any obligation hereunder shall be effective as against the waiving party unless such waiver is in writing signed by the waiving party. Any such waiver shall not be construed as or constitute either a continuing waiver or a waiver of any other matter. The failure of any party hereto to enforce any violation or breach of any provision of this Agreement shall not be construed as a waiver of the right of such party to enforce any subsequent violation or breach of the same provision or any other provision.

     6.4 Amendment. This Agreement may only be modified, supplemented or amended by a written instrument executed by the parties to be bound.

     6.5 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersede all prior contracts, agreements, communications, representations, warranties and understandings of the parties hereto, both oral and written, relating to the subject matter hereof.

     6.6  Governing Law. The laws of the State of Delaware
(irrespective of the choice of law provisions thereof) shall govern the validity of this Agreement, the construction of its terms and the enforcement of the rights and the obligations of the parties hereto.

     6.7 Other Remedies. Any and all remedies herein conferred upon any party hereto shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law or in equity, and the exercise of any available remedy shall not preclude the exercise of any other remedy.

     6.8 Interpretation. The headings contained in this Agreement are solely for convenience of reference and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     6.9 Assignments. No party may assign this Agreement or any of its obligations hereunder to any other person or entity without the prior written consent of the other parties. Any assignment not in accordance with this Section
6.9 shall be void.

     6.10 Binding Effect; Benefits. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     6.11 Severability. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons and entities and in other circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated, all to the fullest extent permitted by law.

     6.12 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

          IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized officer of each of the parties hereto as of the date first above written.


                              ALPHA 1 BIOMEDICALS, INC.



                              By:/s/Michael Berman
                                 Name:  Michael Berman
                                 Title: President



                              CEL-SCI CORPORATION



                              By:/s/Maximilian de Clara
                                 Name:  Maximilian de Clara
                                 Title: President




                              VIRAL TECHNOLOGIES, INC



                              By:/s/Geert Kersten
                                 Name:  Geert Kersten
                                 Title: President

                                                    Exhibit 2

             AMENDMENT TO TERMINATION AGREEMENT


          This AMENDMENT, dated as of October 30, 1995, amends the Termination Agreement, dated as of September 19, 1995, between ALPHA 1 BIOMEDICALS, INC. ("ALPHA"), CEL-SCI CORPORATION ("CEL-SCI") and VIRAL TECHNOLOGIES, INC. ("VTI"). Each capitalized term not defined herein has the meaning ascribed to such term in the Termination Agreement.

          The parties hereby agree as follows:

          1.   In lieu of compliance by the parties with
Section 2.7 of the Termination Agreement, ALPHA agrees to assign to CEL-SCI all indebtedness of VTI to ALPHA that is outstanding on the Closing Date (the "Assigned VTI
Indebtedness").

          2. The Assigned VTI Indebtedness is excluded from the ALPHA release of VTI set forth in Section 1.3 of the Termination Agreement.

          3. Section 2.5 of the Termination Agreement is hereby amended to provide that ALPHA shall not effect a sale of the CEL-SCI Shares in a private transaction unless the purchaser thereof has entered into arrangements reasonably satisfactory to CEL-SCI to ensure compliance with the provisions of Section 2.5.

          IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of each of the parties hereto as of the date first above written.


ALPHA 1 BIOMEDICALS, INC.          VIRAL TECHNOLOGIES, INC.


By:/s/Michael Berman               By:/s/Geert Kersten
   Name:   Michael Berman             Name:   Geert Kersten
   Title:  President                  Title:  President

CEL-SCI CORPORATION

By:/s/Geert Kersten
   Name:   Geert Kersten
   Title:  Chief Executive Officer